Exhibit 10.13


                           DARLING INTERNATIONAL INC.
                   NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN*


         1. Purpose: Construction. The purpose of this Darling International Inc. Non-Employee Directors Stock Option Plan (the "Plan") is to encourage stock ownership by non-employee directors of Darling International Inc. (the "Corporation") in order to increase their identification with the interests of the Corporation's shareholders, and to encourage such directors to remain in the service of the Corporation and to put forth maximum efforts for the success of the business.

         2. Definitions. As used in this Plan, the following words and phrases shall have the meanings indicated:

         (a) "BOARD" shall mean the Board of Directors of the Corporation.

         (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "COMMON STOCK" shall mean the common stock, par value $.01 per share, of the Corporation, but excluding the Class A Common Stock.

         (d) "DISABILITY" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

         (e) "FAIR MARKET  VALUE" per share as of a  particular  date shall mean
    (i) if the shares of Common Stock are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market on such date or on the last preceding date on which there was a sale of such Common Stock in such market, (ii) if the shares of Common Stock are then admitted to quotation on such National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and have been designated as a National Market System ("NSM") security, or if the shares of Common Stock are then listed on a national securities exchange, the closing sales price per share on such date or on the last preceding date on which there was a sale of such Common Stock thereon, or (iii) if the shares of Common Stock are not then traded in an over-the-counter market, admitted to quotation on NASDAQ or other comparable quotation system, or listed on a national securities exchange, such value as the Committee in its discretion may determine.

         (f) "OPTION" shall mean a stock option granted pursuant to the Plan.

         (g) "OPTIONEE" shall mean a person to whom an Option has been granted under the Plan.

         3. Administration. The Plan shall be administered by the Compensation and Management Development Committee (the "Committee"), established by the Board.

         The Committee shall have the powers vested in it by the terms of the Plan, such powers to include the authority to prescribe the form of the agreements embodying awards of Options made under the Plan. The

------------------------

* Conformed copy of the Non-Employee Directors Stock Option Plan that gives effect to (i) a three-for-one stock split that was made effective on November 7, 1997 and (ii) amendments to the Plan that were approved by the Corporation's Board of Directors and stockholders in May 2000.

Committee shall, subject to and not inconsistent with the express provisions of the Plan, have the authority to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan:

         The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove, one or more Committee members and substitute others. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations the Committee shall be made by a majority of its members either present in person or participating by conference telephone at any meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

         No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

         4. Eligibility. Each member of the Board who (i) is not an employee of the Corporation or any of its affiliates and (ii) is not a former employee of the Corporation or any of its affiliates that is still receiving compensation for prior services (other than benefits under a tax-qualified pension plan) (a "Non-Employee Director") shall be granted Options in accordance with Section 6 hereof. The adoption of this Plan shall not be deemed to give any director any right to be granted an Option to purchase shares of Common Stock, other than in accordance with the terms of this Plan.

         5. Stock. The stock subject to Options granted hereunder shall be shares of the Corporation's Common Stock. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregated number of shares of Common Stock as to which Options may be granted from time to time under the Plan shall not exceed 450,000. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 6(k) hereof.

         In the event that any outstanding Option under the Plan for any reason expires or is cancelled or otherwise terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of, such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options under the Plan. If at any time, the shares of Common Stock remaining under the Plan are not sufficient to make all Option Grants then required to be made under the Plan, no Option grants shall be made.

         6. Terms and Conditions of Options. Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Corporation and the Optionee in such form as the Committee shall prescribe from time to time, which agreement shall comply with and be subject to the following terms and conditions:

         (a) Initial Grants. On the fifteenth day in July 1994 (the "Initial Grant Date"), each Non-Employee Director as of such date (a "Current Director") shall be granted automatically, without action by the Committee, an Option to purchase 7,000 shares of Common Stock.

         (b) Grants to New Non-Employee Directors. Each Non-employee Director (a "New Director") who after the Initial Grant Date, is elected to the Board for the first time by the holders of Common Stock of the Corporation at any special or annual meeting of stockholders, shall, at the time such director is elected and duly qualified, be granted automatically, without action by the Committee, an Option to purchase 4,000 shares of Common Stock.

         (c) Grants to Continuing Directors. On the tenth business day of July 1995 (so long as there are shares of Common Stock available under this Plan) each current Director and each New Director who is a continuing director on such date shall be granted automatically, without action by the Committee, an Option to purchase 5,000 shares of Common Stock. Each year thereafter on the date the Corporation's independent auditors sign their annual audit report (commencing with the annual audit report for the year ended December 30, 1995), (so long as there are shares of Common Stock available under this
    Plan) each director and each New Director who is a continuing director on such date shall be granted automatically, without action by the Committee, an Option to purchase 4,000 shares of Common Stock provided that the Corporation has obtained ninety percent (90%) of the Corporation's target for EBITDA (as defined in the Corporation's Annual Incentive Plan) for the Corporation's most recent completed fiscal year.

         (d) Type of Option. Each Option granted under the Plan shall be a stock option which is not qualified under Section 422 of the Code.

         (e) Option Price. The Option Price of each Option granted under the Plan shall be equal to one hundred percent (100%) of the Fair Market Value of the shares of Common Stock subject to such Option on the date of grant thereof. The Option Price shall be subject to adjustment as provided in
    Section 6(k) hereof.

         (f) Medium and Time of Payment. The Option Price shall be paid in full, at the time of exercise, in certified or bank check or cash.

         (g) Term and Exercise of Options. Options granted under the Plan shall be exercisable as to twenty-five percent (25%) of the shares subject thereto six months after the date of grant thereof and shall become exercisable as to an additional twenty-five percent (25%) of the shares subject thereto on each of the first, second and third anniversaries of the date of grant thereof; provided, however; that the Committee may, in its sole discretion, on a case by case basis, accelerate the schedule of the time or times when an Option granted under the Plan may be exercised, including accelerating such schedule so that any such Option becomes immediately exercisable as to all of the shares subject thereto. An Option shall be exercisable for a period of ten (10) years from the date of grant of such Option; provided, however, that the exercise period shall be subject to earlier termination as provided in Sections 6(h) and 6(i) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or to such individuals(s) as the Committee May from time to time designate.

         (h) Termination. Except as provided in this Section 6(h) and in Section 6(i) hereof, an Option may not be exercised unless the Optionee is then in service as a director of the Corporation and unless the Optionee has remained continuously in the Corporation's service as a director since the date of grant of the Option. In the event that the service of an Optionee as a director shall terminate (other than by reason of death, disability or retirement), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within three (3) months after such termination; provided, however, that if the service of an Optionee as a director of the Corporation shall terminate for cause, all Options theretofore granted to such Optionee, shall to the extent not theretofore exercised, terminate forthwith. Nothing in the Plan or in any Option granted pursuant hereto shall confer upon an individual any right to continue in service as a director of the Corporation or interfere in any way with the right of the Corporation to terminate such service.

         (i) Death, Disability or Retirement of Optionee. If an Optionee shall die while in service as a director of the Corporation or within three (3) months after the termination of such Optionee's service, other than for cause, or if the Optionee's service as a director shall terminate by reason of Disability or retirement, all Options theretofore granted to such Optionee (to the extent otherwise exercisable at the time of death of termination of service) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, at any time within one year after the date of death, Disability or retirement of the Optionee.

         (j) Nontransferability of Options. Options granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and Options may be exercised, during the lifetime of the Optionee, only by the Optioned or by his or her guardian or legal representative.

         (k) Effect of Certain Changes.

             (i) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for Options, the number of such shares covered by outstanding Options, and the price per share of such Options shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In the event of any other extraordinary corporate transaction, including but not limited to distributions of cash or other property to the Corporation's shareholders, the Committee shall equitably adjust outstanding Options to preserve, but not increase, the benefits of such Options.

             (ii) In the event of the proposed dissolution or liquidation of the Corporation, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or in the event of a merger or consolidation of the Corporation with another corporation, the Committee shall provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger or, consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger or consolidation.

             (iii) If while unexercised Options remain outstanding under the Plan--

                   (A) any  corporation,  person or other entity (other than the
              Corporation) makes a tender or exchange, offer for shares of the Corporation's Common Stock pursuant to which purchases are made ("Offer"), or

                   (B) the stockholders of the Corporation  approve a definitive agreement to merge or consolidate the Corporation with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

                   (C) the  "beneficial  ownership"  (as  defined  in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange, Act")) of securities representing more than 15% of the combined voting power of the Corporation is acquired after the date of adoption of this Plan by any "person" as defined in sections 13(d) and 14(d) of the Exchange Act; or

                   (D) during any period of two consecutive  years,  individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Corporation's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period), then from and after the date of the first purchase of Common Stock pursuant to such Offer, or the date of any such stockholder approval or adoption, or the date on which public announcement of the acquisition of such percentage shall have been made, or the date on which the change in the composition of the Board set forth above shall have occurred, whichever is applicable (the applicable date being referred to hereinafter as the "Acceleration Date"), all Options shall be exercisable in full, whether or not otherwise exercisable. Following the Acceleration Date, the Committee shall, in the case of a merger, consolidation or sale or disposition of assets, promptly make an appropriate adjustment to the number and class of shares of Common Stock available for Options, and to the amount and kind of shares or other securities or property receivable upon exercise of any outstanding Options after the effective date of such transaction, and the price thereof.

              (iv) Paragraphs (ii) and, (iii) of this Section 6(k) shall not apply to a merger or consolidation in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and which there is a classification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee shall provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have. been exercised.

              (v) In the event of a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

              (vi) Except as hereinbefore expressly provided in this Section 6(k), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassification, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

         (l) Rights as a Stockholder. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6(k) hereof.

         (m) Other Provisions. The Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, the imposition of restrictions upon the exercise of an Option.

         7. Agreement by Optionee Regarding Withholding Taxes. If the Committee shall so require, as a condition of exercise, each Optionee shall agree that--

              (a) no later than the date of exercise of any Option granted hereunder, the Optionee will pay to the Corporation or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option, and

              (b) the Corporation shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Optionee.

         8. Term of Plan. Options may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Corporation, whichever is earlier.

         9. Amendment and Termination of Plan. The Board at any time and from time to time may suspend, terminate, modify or amend the Plan, provided, however, that the Plan shall not be amended more than once during any six
    (6) month period other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules or regulations thereunder; and provided further that any amendments requiring stockholder approval in order to maintain the exemption of the Plan under Rule 16b-3 (promulgated pursuant to the Securities Exchange Act of 1934), as in effect from time to time, shall be subject to approval by the stockholders of the Corporation in the manner required by such Rule. Except as provided in Section 6 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Optionee is obtained.

         10. Approval and Ratification by Stockholders. The Plan shall take effect as set forth in Section 13 upon its adoption by the Board of Directors, but shall be subject to its approval and ratification by the holders of a majority of the Corporation's common capital stock present or represented, and entitled to vote, at a valid meeting of shareholders and which approval and ratification must occur no later than the first annual meeting of shareholders after the date the Plan is adopted by the Board. If the Plan is not approved and ratified by the stockholders, any previously granted Options will become void.

         11. Effect of Headings. The section and subsection headings contained herein are for convenience only and shall not affect the construction hereof.

         12. Governing Law. The Plan shall be governed by the laws of the State of Delaware.

         13. Effective Date of Plan. The effective date of the Plan is the date the Plan is adopted by the Board.